UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Under Rule 14a-12

William Blair Funds

(Name of Registrant as Specified in Its Charter)

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WILLIAM BLAIR FUNDS

WILLIAM BLAIR SHORT-TERM BOND FUND

(FORMERLY, THE WILLIAM BLAIR INCOME FUND)

150 NORTH RIVERSIDE PLAZA

CHICAGO, ILLINOIS 60606

November     , 2021

Dear Shareholder,

You are cordially invited to attend a special meeting of the shareholders of William Blair Short-Term Bond Fund (formerly known as William Blair Income Fund) (the “Fund”), a series of William Blair Funds (the “Trust”), to be held virtually on January 13, 2022 at 12:00 p.m. Central time (the “Meeting”). The Meeting will be conducted as a virtual meeting hosted by means of a live webcast. The Board of Trustees of the Trust has implemented a virtual meeting format primarily to reflect our and global concerns regarding the spread of COVID-19. Shareholders will be able to listen, vote, and submit questions from their home or any location with Internet connectivity.

At the Meeting, you will be asked to consider and act upon the following proposals (the “Proposals”):

•	To approve a change in the Fund’s fundamental investment objective as described in the proxy statement (“Proposal 1”);

•	To approve a change in fundamental investment policy for the Fund as described in the proxy statement (“Proposal 2”); and

•	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

The following Q&A is provided to assist you in understanding the Proposals. The Proposals are described in greater detail in the enclosed proxy statement.

Your vote is important. Whether or not you expect to attend the Meeting, it is important that your shares be represented. Your immediate response will help reduce the need for the Fund to conduct additional proxy solicitations. Please review the proxy statement and then vote by Internet, telephone or mail as soon as possible. If you vote by mail, please sign and return all of the proxy cards included in this package.

Sincerely,

Stephanie G. Braming
President and Chairman of the Board of Trustees

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND

AND VOTE ON THE PROPOSALS

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the shareholder vote. Your vote is important.

QUESTIONS AND ANSWERS

Q. What am I being asked to vote on?

A. At a special meeting of shareholders (the “Meeting”) of William Blair Short-Term Bond Fund (formerly known as William Blair Income Fund) (the “Fund”), you will be asked to vote on the following proposals with respect to the Fund, and to transact any other business as may properly come before the Meeting or any adjournment or postponement thereof: to approve a change in the Fund’s fundamental investment objective and to approve a change in fundamental investment policy for the Fund as described in the proxy statement (the “Proposals”).

Q. Why are the Proposals being recommended?

A. The marketplace for short-term, investment grade, fixed income funds has evolved since the inception of the Fund. William Blair Investment Management, LLC (the “Adviser” or “WBIM”), the Fund’s investment adviser, believes that certain changes to the Fund’s investment objective and fundamental investment policies could enable the Adviser to manage the Fund more effectively and in a manner more consistent with investor needs and reflective of the growth and structure of the bond market. Therefore, shareholders are being asked to approve these changes in the Fund’s investment objective and fundamental investment policy. Under the Investment Company Act of 1940 (the “1940 Act”), changes to a fund’s fundamental investment policy or to a fund’s fundamental investment objective require shareholder approval.

Q. What revisions are being made to the fundamental investment objective of the Fund?

A. Currently the objective of the Fund is:

The William Blair Short-Term Bond Fund seeks a high level of current income with relative stability of principal.

The Adviser recommends changing the objective to read as follows:

The William Blair Short-Term Bond Fund seeks to generate current income, consistent with relative stability of capital.

The Adviser believes this change would align the Fund’s investment objective with the expected future management of the Fund and management’s understanding of shareholder investment expectations for short-term bond funds. If Proposal 1 is approved by shareholders, the Fund’s investment objective would continue to be fundamental, meaning it could not be changed further in the future without shareholder approval.

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Q. What revisions are being made to the fundamental investment policy of the Fund?

A. The Fund may currently invest up to 10% of its total assets in below A- rated debt. To more closely align with the portfolio management team’s expectations for managing the Fund and in light of growth in the percentage of investment grade debt represented by BBB- rated debt, the investment team believes it is appropriate to have additional flexibility to be able to invest a larger portion of the Fund’s total assets in BBB rated debt. The Adviser expects that any increase in BBB- rated debt will not materially diverge from the Fund’s current risk/return profile.

The Fund currently has the following fundamental investment policy:

“As a matter of fundamental policy, under normal market conditions, the Fund invests at least 90% of its total assets in the following: (a) U.S. dollar-denominated corporate debt securities (domestic or foreign) with long-term ratings of “A-” or better, or an equivalent rating, by at least one of the following three nationally recognized statistical rating organizations: Fitch Ratings, Moody’s Investors Service, Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“Rating Organizations”); (b) obligations of or guaranteed by the U.S. Government, its agencies or instrumentalities; (c) collateralized obligations, which are debt securities issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality, that are collateralized (i.e., secured as to payment of interest and/or principal) by a portfolio or pool of assets, such as mortgages, mortgage-backed securities, debit balances on credit card accounts or U.S. Government securities (the Fund may invest in collateralized obligations that are not guaranteed by a U.S. Government agency or instrumentality only if the collateralized obligations are rated “A-” or better, or an equivalent rating, by one of the Rating Organizations); and (d) commercial paper obligations rated within the highest grade by one of the Rating Organizations.”

It is proposed that the fundamental policy by revised to read as follows:

As a matter of fundamental policy, under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in bonds.

The revised policy will both allow the desired flexibility to invest in BBB-rated securities to a greater degree and satisfy the regulatory requirement that the Fund adopt a policy to invest at least 80% of its net assets in bonds consistent with its new name. For purposes of the policy, “bonds” would include all types of fixed income instruments.

Assuming that the fundamental policy is revised as indicated above, the Adviser would also include the following additional disclosure in the Fund’s principal investment strategies:

“The Fund invests primarily in U.S. dollar denominated, investment grade fixed income securities. A security is considered to be investment grade if it is rated in one of the highest four categories by at least one nationally recognized statistical rating organization (“Rating Organization”) at the time of investment.”

Proposal 2 could incrementally increase the risk profile of the Fund. The lower the rating of a bond, the greater the risk is that the issuer could default on its obligation to make payments under the bond. The Adviser notes however that any security rated BBB- or higher is still considered investment grade.

The Adviser does not intend to purchase securities rated below “BBB-” at the time of purchase. However, securities that are downgraded below BBB- after purchase may continue to be held by the Fund. In addition,

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this policy is not a fundamental policy and may be changed in the future by the Board without shareholder approval.

Increasing the amount the Fund may invest in below A- rated debt allows for greater diversification within the Fund, which the Adviser believes would allow for better risk management. Fixed income investors can earn returns primarily through two methods: credit risk or interest rate (duration) risk. The Adviser intends to manage the average duration of the Fund along with investing in a broader range of bonds having different credit ratings. The Adviser would prefer to earn returns with an appropriate mix of credit and interest rate risk. The Adviser believes this change allows it to better balance those risks in the Fund.

Q. Why are you sending me this information?

A. You are receiving these proxy materials because you own shares of the Fund and have the right to vote on these very important proposals concerning your investment.

Q. Has the Board of Trustees (the “Board”) of William Blair Funds approved the Proposals and how does the Board recommend that I vote?

A. The Board unanimously approved the Proposals at a meeting held on October 26-27, 2021 and recommends that you vote FOR the Proposals.

Q. Who will bear the costs related to this proxy solicitation?

A. The cost of the proxy solicitation will be borne by the Fund; however, by virtue of the operation of the expense limitation arrangements currently in effect with respect to the Fund, these costs will ultimately be borne by WBIM. Broadridge Financial Services, Inc. (“Broadridge”) has been engaged to assist in the solicitation of proxies for the Fund at an estimated cost of $40,000, plus reimbursement for reasonable expenses. However, the exact cost will depend on the amount and types of services rendered.

Q. Who is entitled to vote?

A. If you owned shares of the Fund as of the close of business on November 19, 2021 (the “Record Date”), you are entitled to vote those shares.

Q. When and where will the Meeting be held?

A. After considering the continuing health impacts of COVID-19, related governmental orders and guidance, and the wellbeing of shareholders, employees, and communities, the Board has determined to hold the Meeting only by means of remote communication through a live internet webcast. An in-person meeting at a physical location will not be held.

Q. How do I vote my shares?

A. For your convenience, there are several ways you can vote:

•	By Mail: Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;
•	By Telephone: Call the number printed on the enclosed proxy card(s);
•	By Internet: Access the website address which is printed on the enclosed proxy card(s); or

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•	At the Meeting over the Internet: Attend the Meeting as described in the Proxy Statement and vote during the webcast.

Q. What vote is required to approve the Proposals?

A. Approval of each Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which under the 1940 Act means an affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund. For purposes of the Proposals, all shareholders vote together, regardless of which class they own.

The Proposals are independent of each other. Therefore, it may be the case that one Proposal may be approved while another is not.

Q. What happens if I sign and return my proxy card but do not mark my vote?

A. Your proxy will be voted in favor of the Proposals.

Q. May I revoke my proxy?

A. You may revoke your proxy at any time before it is exercised at the meeting by giving notice of your revocation to the Fund in writing, or by the execution and delivery of a later-dated proxy. Your notice of revocation must be received by [                ], 2021 no later than [    ] [a.m./p.m.] [ET / CT]. You may also revoke your proxy by attending and voting at the Meeting.

Q. Whom should I call for additional information about this Proxy Statement?

A. If you need any assistance or have any questions regarding the Proposals or how to vote your shares, please call the Fund’s proxy information line at 1-833-934-2740 and follow the recorded instructions.

THE ATTACHED PROXY STATEMENT CONTAINS MORE DETAILED INFORMATION

ABOUT THE PROPOSALS. PLEASE READ IT CAREFULLY. YOUR VOTE IS IMPORTANT.

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WILLIAM BLAIR FUNDS

WILLIAM BLAIR SHORT-TERM BOND FUND

(FORMERLY, WILLIAM BLAIR INCOME FUND)

150 NORTH RIVERSIDE PLAZA

CHICAGO, ILLINOIS 60606

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD JANUARY 13, 2022

November     , 2021

To the Shareholders:

You are invited to attend a special meeting of the shareholders of William Blair Short-Term Bond Fund (formerly known as William Blair Income Fund, the “Fund”), a series of William Blair Funds (the “Trust”), to be held virtually on January 13, 2022 at 12:00 p.m. Central time (the “Meeting”) for the following purposes:

•	To approve a change in the Fund’s fundamental investment objective as described in the proxy statement;

•	To approve a change in fundamental policy for the Fund as described in the proxy statement; and

•	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

The Board of Trustees of the Trust has fixed the close of business on November 19, 2021 as the record date for determining the shareholders of the Fund entitled to notice of and to vote at the Meeting or any adjournments or postponements thereof. Shareholders are entitled to one vote for each share held and a proportionate fractional vote for each fractional share held.

You will be able to attend the Meeting online, submit your questions during the Meeting and vote your shares electronically. To participate in the Meeting, shareholders must register in advance by visiting                         .com and submitting the required information to William Blair Investment Management, LLC (the “Adviser” or “WBIM”).

Shareholders whose shares are registered directly with the Fund in the shareholder’s name will be asked to submit their name and control number found on the shareholder’s proxy card in order to register to participate in and vote at the Meeting. Shareholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the shareholder with a newly-issued control number. We note that obtaining a legal proxy may take several days. Requests for registration should be received no later than 4:00 p.m., Central time, on                 , 2021, but in any event must be received by the scheduled time for commencement of the Meeting. Once shareholders have obtained a new control number, they must visit                         .com and submit their name and newly-issued control number in order to register to participate in and vote at the Meeting.

After shareholders have submitted their registration information, they will receive an email that confirms that their registration request has been received and is under review by the Adviser. Once a shareholder’s registration request has been accepted, the shareholder will receive (i) an email containing an event link and dial-in information to attend the Meeting, and (ii) an email with a password to enter at the

event link in order to access the Meeting. Shareholders may vote before or during the Meeting at                         .com. Only shareholders of the Fund present virtually or by proxy will be able to vote, or otherwise exercise the powers of a shareholder, at the Meeting.

The Meeting webcast will begin promptly at 12:00 p.m. Central time. We encourage you to access the Meeting prior to the start time. For additional information on how you can attend and participate in the virtual Meeting, please see the instructions beginning on the first page of the proxy statement that follows. Because the Meeting will be a completely virtual meeting, there will be no physical location for shareholders to attend.

By order of the Board of Trustees Andrew T. Pfau Secretary

In order to avoid delay and additional expense and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the meeting. You may vote by mail, telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

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PROXY STATEMENT

WILLIAM BLAIR FUNDS

WILLIAM BLAIR SHORT-TERM BOND FUND

(FORMERLY, WILLIAM BLAIR INCOME FUND)

150 NORTH RIVERSIDE PLAZA

CHICAGO, ILLINOIS 60606

November     , 2021

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on January 13, 2022:

The Proxy Materials are available at: [www.ProxyVote.com]

GENERAL

The accompanying proxy is solicited by the Board of Trustees of William Blair Funds (the “Board” and each member thereof a “Trustee”) for voting at the special meeting of shareholders of William Blair Short-Term Bond Fund (formerly known as William Blair Income Fund) (the “Fund”), a series of William Blair Funds (the “Trust”), to be held virtually on January 13, 2022 at 12:00 p.m. Central time and at any and all adjournments or postponements thereof (the “Meeting”). This proxy statement and the enclosed proxy are first being mailed to shareholders on or about November __, 2021.

•	To approve a change in the Fund’s fundamental investment objective as described in this proxy statement;

•	To approve a change in fundamental policy for the Fund as described in this proxy statement; and

•	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

The Meeting will be a virtual meeting conducted exclusively via live webcast starting at 12:00 p.m. Central time. You will be able to attend the Meeting online, submit your questions during the Meeting and vote your shares. To participate in the Meeting, shareholders must register in advance by visiting                     .com and submitting the required information to William Blair Investment Management, LLC (the “Adviser” or “WBIM”).

Shareholders whose shares are registered directly with the Fund in the shareholder’s name will be asked to submit their name and control number found on the shareholder’s proxy card in order to register to participate in and vote at the Meeting. Shareholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the shareholder with a newly-issued control number. We note that obtaining a legal proxy may take several days. Requests for registration should be received no later than 4:00 p.m., Central time, on                     , 2021, but in any event must be received by the scheduled time for commencement of the Meeting. Once shareholders have obtained a new control number, they must visit                         .com and submit their name and newly-issued control number in order to register to participate in and vote at the Meeting.

After shareholders have submitted their registration information, they will receive an email that confirms that their registration request has been received and is under review by the Adviser. Once a shareholder’s registration request has been accepted, the shareholder will receive (i) an email containing an event link and dial-in information to attend the Meeting, and (ii) an email with a password to enter at the event link in order to access the Meeting. Shareholders may vote before or during the Meeting at                     .com . Only shareholders of the Fund present virtually or by proxy will be able to vote, or otherwise exercise the powers of a shareholder, at the Meeting.

In light of the rapidly changing developments related to COVID-19, we are pleased to offer our shareholders a completely virtual Meeting, which provides worldwide access and communication, while protecting the health and safety of our shareholders and the Fund’s officers. We are committed to ensuring that shareholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting. We will try to answer as many shareholder-submitted questions as time permits that comply with the Meeting rules of conduct. However, we reserve the right to edit profanity or other inappropriate language, or to exclude questions that are not pertinent to meeting matters or that are otherwise inappropriate. If substantially similar questions are received, we will group such questions together and provide a single response to avoid repetition.

Shareholders Entitled to Vote

The Board has fixed the close of business on November 19, 2021 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting. As of the Record Date, [            ] shares of the Fund were issued and outstanding in the following classes:

Class I	Class N	R6 Class	Total

Required Vote

A quorum of shareholders is required to take action at the Meeting. Holders of one-third of the outstanding shares of the Fund, present in person or by proxy, will constitute a quorum of shareholders at the Meeting. If a quorum is present at the Meeting, then the affirmative vote of a “majority of the outstanding voting securities” of the Fund, as defined in the Investment Company Act of 1940 (the “1940 Act”) is required for shareholders to approve the Proposals. A “majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present at the Meeting or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

If a proxy card is properly executed and returned accompanied by instructions to withhold authority (an abstention), the shares represented thereby will be counted as shares present and entitled to vote for purposes of determining whether a quorum is present, but will not be counted as a vote in favor of the Proposals. Accordingly, abstentions effectively will be a vote against the Proposals. Ordinarily, broker non-votes, if any, would be counted as shares present and entitled to vote for purposes of determining whether a quorum is present, but would not be counted as a vote in favor of the Proposals. However, because the Proposals are considered non-routine, broker non-votes are inapplicable to this solicitation and will have no impact on establishing quorum or the votes cast for or against the Proposals.

Each valid proxy will be voted in accordance with the instructions provided on the proxy and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given, the proxy will be voted FOR the Proposals. Shareholders are entitled to one vote for each share held and a proportionate fractional vote for each fractional share held. Shareholders may vote by filling out and signing the enclosed proxy card and returning it in the postage paid envelope provided. Shareholders may also vote by telephone or over the Internet. Please see the instructions on your proxy card for telephone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who execute a proxy in any of the above manners may revoke their proxy at any time before their shares are voted, either by sending the Trust a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending and voting at the Meeting.

PROPOSALS

TO APPROVE A CHANGE IN THE FUND’S FUNDAMENTAL INVESTMENT OBJECTIVE AND FUNDAMENTAL INVESTMENT POLICY

Background and Description of the Proposals

The marketplace for short-term, investment grade, fixed income funds has evolved since the inception of the Fund. The Adviser believes that certain changes to the Fund’s investment objective and fundamental investment policies could enable the Adviser to manage the Fund more effectively and in a manner more consistent with investor needs and reflective of the growth and structure of the bond market. Therefore, shareholders are being asked to approve these changes to the Fund’s fundamental investment objective and fundamental investment policy. Under the Investment Company Act of 1940 (the “1940 Act”), changes to a fund’s fundamental investment policy or to a fund’s fundamental investment objective require shareholder approval.

Proposal 1 – To approve a change to the Fund’s Fundamental Investment Objective

Proposal 1 relates to a proposed change to the Fund’s fundamental investment objective.    Currently the objective of the Fund is:

The William Blair Short-Term Bond Fund seeks a high level of current income with relative stability of principal.

The Adviser recommends changing the objective to read as follows:

The William Blair Short-Term Bond Fund seeks to generate current income, consistent with relative stability of capital.

The Adviser believes this change would align the Fund’s investment objective with the expected future management of the Fund and management’s understanding of shareholder investment expectations for short-term bond funds. If shareholders approve Proposal 1, the Adviser will operate the Fund under the revised investment objective. The Fund’s investment objective would continue to be fundamental, meaning it could not be changed further in the future without shareholder approval. If shareholders do not approve Proposal 1, the Fund will continue to be managed with the investment objective of seeking a high level of current income with relative stability of principal.

Proposal 2 – To approve changes to certain of the Fund’s Fundamental Investment Policy

Proposal 2 relates to a proposed changed to the Fund’s fundamental investment policy with respect to investment in BBB rated debt securities. The Adviser believes that if approved, Proposal 2 would provide the Adviser more flexibility to invest the Fund’s assets in a manner that could result in improved investment performance for the Fund.

The Fund may currently invest up to 10% of its total assets in below A-rated debt. To more closely align with the portfolio management team’s expectations for managing the Fund and in light of growth in the percentage of investment grade debt represented by BBB rated debt, the investment team believes it is appropriate to have additional flexibility to be able to invest a larger portion of the Fund’s total assets in BBB rated debt. The Adviser expects that any increase in BBB rated debt will not materially diverge from the Fund’s current risk/return profile.

The Fund currently has the following principal investment strategies:

“As a matter of fundamental policy, under normal market conditions, the Fund invests at least 90% of its total assets in the following: (a) U.S. dollar-denominated corporate debt securities (domestic or foreign) with long-term ratings of “A-” or better, or an equivalent rating, by at least one of the following three nationally recognized statistical rating organizations: Fitch Ratings, Moody’s Investors Service, Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“Rating Organizations”); (b) obligations of or guaranteed by the U.S. Government, its agencies or instrumentalities; (c) collateralized obligations, which are debt securities issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality, that are collateralized (i.e., secured as to payment of interest and/or principal) by a portfolio or pool of assets, such as mortgages, mortgage-backed securities, debit balances on credit card accounts or U.S. Government securities (the Fund may invest in collateralized obligations that are not guaranteed by a U.S. Government agency or instrumentality only if the collateralized obligations are rated “A-” or better, or an equivalent rating, by one of the Rating Organizations); and (d) commercial paper obligations rated within the highest grade by one of the Rating Organizations.”

It is proposed that the fundamental policy be revised to read as follows:

As a matter of fundamental policy, under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in bonds.

The revised policy will both allow the desired flexibility to invest in BBB-rated securities to a greater degree and satisfy the regulatory requirement that the Fund adopt a policy to invest at least 80% of its net assets in bonds consistent with its new name. For purposes of the policy, “bonds” would include all types of fixed income instruments.

Assuming that Proposal 2 is approved by shareholders, the Adviser would also include the following additional disclosure in the Fund’s principal investment strategies:

“The Fund invests primarily in U.S. dollar denominated, investment grade fixed income securities. A security is considered to be investment grade if it is rated in one of the highest four categories by at least one nationally recognized statistical rating organization (“Rating Organization”) at the time of investment.”

The Fund also currently has a non-fundamental investment policy that up to 10% of the Fund’s total assets may be invested in debt securities that at the time of purchase are rated lower than “A-” but at least “BBB-” (or its equivalent) by at least one nationally recognized statistical rating organization, so long as the Fund does not invest more than 3% of its total net assets in securities of any single issuer whose securities are rated “BBB-”. Securities that are downgraded below “BBB-” (or its equivalent) after purchase may continue to be held in the Fund.

If Proposal 2 is approved by shareholders, this non-fundamental investment policy would be updated to (i) permit the Fund to invest up to 100% of its total assets in in debt securities that at the time of purchase are rated at least “BBB-” (or its equivalent) by at least one nationally recognized statistical rating organization and (ii) eliminate the restriction on investing more than 3% of the Fund’s total net assets in securities of any single issuer whose securities are rated “BBB-”.

The Adviser does not intend to purchase securities rated below “BBB-”at the time of purchase. However, securities that are downgraded below BBB- after purchase may continue to be held by the Fund. In addition, this policy is not a fundamental policy and may be changed in the future by the Board without shareholder approval.

Proposal 2 could incrementally increase the risk profile of the Fund. The lower the rating of a bond, the greater the risk is that the issuer could default on its obligation to make payments under the bond. The Adviser notes however that any security rated BBB- or higher is still considered investment grade.

Increasing the amount the Fund may invest in below A- rated debt allows for greater diversification within the Fund, which the Adviser believes would allow for better risk management. Fixed income investors can earn returns primarily through two methods: credit risk or interest rate (duration) risk. The Adviser intends to manage the average duration of the Fund along with investing in a broader range of bonds having different credit ratings. In the current market environment, the Adviser intends to lower the average duration of the Fund which should decrease the interest rate risk of the Fund. For example, as active managers in a rising rate environment, the Adviser would prefer to hold a shorter-duration, BBB- rated security, based on fundamentals and relative value. The Adviser would prefer to earn returns with an appropriate mix of credit and interest rate risk. The Adviser believes this change allows it to better balance those risks in the Fund. In this example, the trade-off is credit risk for interest rate risk. This is especially important in a rising interest rate environment, as it would take longer to recoup the loss on a longer-duration instrument that has greater interest rate sensitivity. Higher-quality instruments, given their lower coupons, tend to have higher sensitivity to interest rate movements.

These changes are proposed to allow the Adviser to be better positioned to manage the risk profile of the Fund in a variety of market environments.

If shareholders approve Proposal 2, the Adviser will operate the Fund under the revised fundamental investment policy. If shareholders of the Fund do not approve Proposal 2, the Fund will continue to operate under its existing fundamental investment policy as described in the Fund’s current registration statement and as summarized in this proxy statement.

Review of the Proposals and Recommendation of the Board

At a meeting held on October 26-27, 2021, the Board considered the Proposals and voted unanimously to approve the Proposals. In determining to recommend that shareholders vote to approve the Proposals, the Board considered, among other factors, that the Proposals constitute part of a broader repositioning of the Fund intended to enable the Adviser to manage the Fund more effectively and in a manner more consistent with investor needs and reflective of the growth and structure of the bond market. In particular, the Board considered the Adviser’s statements that the Adviser believes the Fund would benefit from changing its fundamental investment objective and fundamental investment policy because those changes would allow the Fund greater flexibility to pursue a broader universe of investment opportunities, and that the changes to the fundamental investment objective and fundamental investment policies would be beneficial in executing the Adviser’s strategy for the Fund. The Board considered that a fund that invests a larger percentage of its assets in a lower rated securities could be more susceptible to negative events affecting those issuers, and in that regard, considered the Adviser’s belief that the potential benefits of investing more of the Fund’s assets in lower rated securities as part of the Fund’s revised strategy justify the related risks, and noted the Adviser’s discussion of portfolio risk management at the October meeting. Additionally, the Board considered that the costs associated with seeking shareholder approval of the Proposals would not be borne by the shareholders given the expense limitation arrangements currently in effect with respect to the Fund.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE IN

FAVOR OF THE PROPOSALS.

MISCELLANEOUS

Investment Adviser, Principal Underwriter and Administrator

WBIM and William Blair & Company, L.L.C. (“WBC”), each located at 150 North Riverside Plaza, Chicago, Illinois 60606, are respectively the Trust’s investment adviser and principal underwriter and distributor. Pursuant to a management agreement, the Adviser acts as the investment adviser to each series of the Trust, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical, bookkeeping and administrative services, provides shareholder and information services and permits any of its partners or employees to serve without compensation as trustees or officers of the Fund if elected to such positions. The Distributor acts as agent of the Trust in the sale of Fund shares. WBIM and WBC are collectively referred to herein as “William Blair.”

William Blair was founded over 80 years ago by William McCormick Blair. As of September 30, 2021, William Blair had over 1,700 employees including 204 partners. WBIM oversees the assets of the Trust, along with corporate pension plans, endowments and foundations. As of September 30, 2021, WBIM managed over $77.4 billion in equities, fixed income securities, derivatives and cash equivalents. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940.

State Street Bank and Trust Company, located at One Lincoln Street, Boston, Massachusetts, 02111, provides custodian, valuation and certain administrative services to the Trust pursuant to various agreements.

Proxy Solicitation and Expenses

In addition to solicitations by mail, solicitations also may be made by telephone, through the Internet or in person by officers of the Trust or employees of the Adviser and by certain financial services firms and their representatives, who will receive no extra compensation for their services. Broadridge Financial Services, Inc. (“Broadridge”) has been engaged to assist in the solicitation of proxies for the Trust at an estimated cost of $40,000, plus reimbursement for reasonable expenses. However, the exact cost will depend on the amount and types of services rendered. The cost of proxy solicitation will be borne by the Fund; however, by virtue of the operation of the expense limitation arrangements currently in effect with respect to the Fund, these costs will ultimately be borne by WBIM.

Shareholders may vote by mail, telephone or over the Internet. Shareholders who vote by telephone or over the Internet will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or over the Internet, the shareholder may still submit the proxy card originally sent with this proxy statement or attend the Meeting by means of remote communication. Should shareholders require additional information regarding the proxy or a replacement a proxy card, they may contact Broadridge toll-free at 1-833-934-2740.

Adjournment

If a quorum is not present, the Meeting may be adjourned to a later date by the affirmative vote of a majority of the shares present. In the event that a quorum is present at the Meeting, but sufficient votes to approve the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment must be approved by the affirmative vote of a majority of the shares present, in person or by proxy, at the Meeting. It is anticipated that the persons named as proxies would vote in favor of any adjournment. The Meeting may be adjourned without further notice to shareholders, but the Meeting may not be adjourned for more than six months beyond the originally scheduled meeting date.

Proposals of Shareholders

The Trust does not generally hold annual shareholders’ meetings but will hold special meetings as required or deemed desirable. Because the Trust does not hold regular shareholders’ meetings, the anticipated date of the next shareholders’ meeting (if any) cannot be provided. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting of the Trust, including submitting nominees for election as Trustees, should send their written proposals to the William Blair Funds, Secretary of the Trust at 150 North Riverside Plaza, Chicago, Illinois 60606. Proposals must be received in a reasonable time before the Trust begins to print and mail its proxy materials for the meeting. The timely submission of a proposal does not guarantee its inclusion.

Other Matters to Come Before the Meeting

The Board is not aware of any matters that will be presented for action at the Meeting other than the Proposals set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares with respect to any such other matters.

Householding Information

In order to reduce the amount of mail you receive and to help reduce Fund expenses, the Trust generally sends a single copy of any shareholder report and prospectus to each household unless instructed otherwise by a shareholder within the household. If you do not want the mailing of these documents to be combined with those for other members of your household, or if you wish to receive a single copy for your household, please call 1-800-742-7272 or submit your request in writing to the William Blair Funds at 150 North Riverside Plaza, Chicago, Illinois 60606.

A copy of the Trust’s most recent annual and semi-annual report is available without charge upon request by writing to the William Blair Funds, 150 North Riverside Plaza, Chicago, Illinois 60606 or by calling 1-800-742-7272. Reports are also available on the William Blair Funds website at www.williamblairfunds.com or at the website of the Securities and Exchange Commission at www.sec.gov.

Please complete, sign, date and return the enclosed proxy card(s) (or take advantage of available telephonic or Internet voting procedures; see the proxy card for instructions) promptly. No postage is required if mailed in the United States.

By order of the Board of Trustees Andrew T. Pfau Secretary

EXHIBIT A

5% or Greater Owners

As of September 30, 2021, the persons listed in the table below are known to the Trust to be record and/or beneficial owners of 5% or more of a class of shares of the Fund as indicated below. Shareholders who have the power to vote a large percentage of shares (at least 25%) of a Fund can control a Fund and could determine the outcome of a shareholders’ meeting with respect to that Fund.

Share Class Owned / Name and Address of Record Owner*	Number of Shares Owned	Percent of Class Owned
INCOME FUND CLASS I
NFSC FEBO OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	2,222,006	59.57%

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	452,843	12.14%

CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	290,595	7.79%

INCOME FUND CLASS N
CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	894,303	47.64%

NFSC FEBO OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	522,623	27.84%

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	137,556	7.33%

INCOME FUND CLASS R6
CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	16,882	64.41%

WBC HOLDINGS LP 150 NORTH RIVERSIDE PLAZA CHICAGO IL 60606	6,309	24.07%

KATHLEEN T. BARR C/O WILLIAM BLAIR 150 NORTH RIVERSIDE PLAZA CHICAGO IL 60606	2,889	11.02%

* The entities set forth in this column are the shareholders of record and may be deemed to be the beneficial owners of certain of the shares listed for certain purposes under the securities laws. However, these entities generally do not have an economic interest in these shares and would ordinarily disclaim any beneficial ownership therein.

As of September 30, 2021, no Trustee owned more than 1% of the shares of any class of the Fund except as set forth in the table below:

Name and Share Class	Percentage of Shares
Kathleen Barr – Class R6	11.02%

As of September 30, 2021, all management personnel (i.e., Trustees and Officers of the Trust) as a group owned beneficially more than 1% of the outstanding shares of Class R6 shares of the Fund, as disclosed below. As of the same date, all management personnel as a group did not own beneficially more than 1% of the outstanding shares of either Class N or Class I shares of the Fund.

Class N		Class I		Class R6

Number of Shares	Percent of Shares	Number of Shares	Percent of Shares	Number of Shares	Percent of Shares
—	—	—	—	15,927	60.77%

2

WILLIAM BLAIR FUNDS 150 NORTH RIVERSIDE PLAZA, 48TH FLOOR CHICAGO, ILLINOIS 60606

To vote by Internet

1)  Read the Proxy Statement and have the proxy card below at hand.

2)  Go to website www.proxyvote.com or scan the QR Barcode above

3)  Follow the instructions provided on the website.

To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.

To vote by Mail

1)  Read the Proxy Statement.

2)  Check the appropriate boxes on the proxy card below.

3)  Sign and date the proxy card.

4)  Return the proxy card in the envelope provided.

To attend and vote at the virtual meeting, please register by going to Virtual Shareholder Meeting at https://viewproxy.com/WilliamBlairIncomeFund/ broadridgevsm/

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	D62492-S35253	KEEP THIS PORTION FOR YOUR RECORDS
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DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposals:		For	Against	Abstain
1.	To approve a change in the Fund’s Investment Objective.	☐	☐	☐
2.	To approve changes to certain of the Fund’s Fundamental Investment Policies.	☐	☐	☐
3.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponements(s) thereof.

Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Note: Please be sure to sign and date this proxy.

Please sign exactly as your name(s) appear(s) on the books of the Fund and date. Joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting on January 13:

The Proxy Statement is available at www.proxyvote.com.

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D62493-S35253

William Blair Income Fund

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

Revoking such prior appointments, the undersigned appoints John M. Raczek and Andrew T. Pfau (or, if only one shall act, then that one) as proxies, with the power of substitution in each of them, to vote all shares of William Blair Income Fund registered in the name of the undersigned at the 2022 Special Meeting of Shareholders to be held virtually on January 13, 2022 at 12:00 p.m., Central Time, and at any postponements or adjournments thereof, and to otherwise represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. If you would like to attend the virtual shareholder meeting please register on the Funds’ website at www.williamblairfunds.com.

If this proxy is properly executed and received by the Trust prior to the Meeting, the share of the Fund represented hereby will be voted in the manner directed on this proxy card. If no directions are given, this proxy will be voted “FOR” the matter set forth on this proxy card, and at the discretion of the Proxies on other matter(s) that may properly come before the Meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

(Continued on the reverse)